SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 24, 2001
                                  -------------

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

          Colorado                333-1173                 84-0467907
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                 Number)                  Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado  80111
(Address of principal executive offices)            (Zip Code)

(303) 737-3000
(Registrant's telephone number, including area code)
--------------------------------------------------------------------------------


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number    Title

99                Great-West Lifeco Press Release dated July 24, 2001


ITEM 9.  REGULATION FD DISCLOSURE

On July 24, 2001, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the second quarter and first six months of 2001. The press release includes a discussion of the financial results of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 24, 2001


                                               GREAT-WEST LIFE & ANNUITY
                                               INSURANCE COMPANY



                                               By: /s/ Richard G. Schultz

                                               Name: Richard G. Schultz

                                               Title: Vice President, Counsel
                                               and Associate Secretary








                                   Exhibit 99




Great-West Lifeco reports second quarter results and dividend increase

Winnipeg, July 24, 2001 ... Great-West Lifeco Inc. has reported net income attributable to common shareholders of $366 million or $0.983 per share for the first six months of 2001, an increase of 21% over 2000. This result is before a non-recurring charge of $132 million and operating losses of $32 million, both associated with Alta Health & Life Insurance Company, which in total represents $0.440 per common share.

For the first six months of 2001, total net income attributable to common shareholders, after the Alta charges, was $202 million or $0.543 per share, compared to $305 million or $0.814 per share in 2000. For the second quarter, net income attributable to common shareholders after the Alta charges was $36 million, compared to $164 million in 2000.

Highlights
o    Total premiums and deposits were up 6%.
o Lifeco's subsidiary, Great-West Life & Annuity Insurance Company, announced its decision to discontinue writing new business through Alta Health & Life Insurance Company.

o Return on common shareholders' equity, on an adjusted basis, was 19.3% for the twelve months ended June 30, 2001.

o Quarterly dividends declared were increased by 10.8% or $0.02 to $0.205 per common share for September 28, 2001. Dividends paid on common shares in the first half of 2001 were 19% higher than a year ago.


Consolidated net earnings for Lifeco are the net operating earnings of The Great-West Life Assurance Company (Great-West) in Canada and Great-West Life & Annuity (GWL&A) in the United States, together with Lifeco's corporate results.

For the first six months of 2001, Canadian consolidated net earnings of Lifeco were up 25% to $155 million, compared to $124 million a year ago.

In the United States for the first six months of 2001 GWL&A's net operating earnings, before Alta charges, increased 20% to US $143 million. Translated to equivalent Canadian dollars, Lifeco's United States consolidated net earnings before Alta charges were $211 million, compared to $181 million a year ago, an increase of 17%.

The above results do not include a non-recurring charge of $132 million after tax or operating losses of $32 million, both associated with Alta Health & Life Insurance Company (Alta), a wholly-owned subsidiary of GWL&A. Alta was acquired by GWL&A on July 8, 1998. During 1999 and 2000, the Alta business continued to be run as a free-standing unit, but was converted to GWL&A systems and accounting processes. This conversion program resulted in significant issues related to the pricing, underwriting and administration of the business. GWL&A has decided to discontinue writing new Alta business and all Alta customers will be moved to GWL&A contracts over time. All Alta sales and administration staff have become GWL&A employees and the underwriting function will be conducted by the underwriting staff of GWL&A.

GWL&A's net operating earnings, including Alta charges, were US $36 million for the six months ended June 30, 2001. Translated to equivalent Canadian dollars Lifeco's United States consolidated net earnings were $47 million.

The Great-West Life Assurance Company

Developments
o Great-West enhanced its critical illness insurance product - Oasis(TM) - to respond to the growing number of Canadians interested in this type of protection. Oasis is one of the most flexible, competitive and affordable products of its kind on the market. As well, Great-West expanded its distribution network for this product through an agreement with another leading Canadian life insurer.
o The Company's Group Retirement Services division was among seven Canadian companies recognized by the National Post for excellence in e-commerce.
o London Life Insurance Company, a subsidiary of Great-West, launched its freedom55financial.com website in June. The site introduces visitors to financial planning concepts and how to work with a financial advisor, and enables them to contact a financial security advisor in their region.
o In 2000, London Life acquired the Canadian rights to The Legacy Planning System for exclusive use by Freedom 55 Financial's Wealth & Estate Planning Group financial security advisors. Legacy is an integrated values-based approach to wealth planning, management and transfer for families. Financial security advisors completed their second quarterly training session and have begun to use Legacy's in-depth process with high-net-worth clients.

Results
"Great-West has recorded very strong operating results across all major lines of business, and we are pleased with the quality of our earnings during the quarter," says Raymond L. McFeetors, President & Chief Executive Officer, Great-West Life. "While sales reflect a soft market, we've seen exceptional persistency in our business, which speaks to the value of our advice distribution channels. That, along with continued improvement in reinsurance operations and another strong quarter for our group operations, is indicative of the strong strategic position we hold in our markets."

Total premiums and deposits for the first six months of 2001 were down 4% overall from 2000 levels. Risk-based product premiums were up 10% including a 22% increase in reinsurance and specialty general premiums. Self-funded premium equivalents (ASO contracts) were up 13%, while segregated funds deposits were down 6% for individual products and down 53% for group products, mainly due to the incidence of large case sales.

Fee income increased 11% in the first six months of 2001 compared to 2000, mainly due to the increase in segregated fund related fees.

Total assets under administration reached $52.0 billion.

Great-West Life & Annuity Insurance Company

Developments
o GWL&A introduced online claim status. This popular feature lets plan members quickly check the payment status of medical, dental, and vision claims via the Company's website.
o To further simplify 401(k) administration, the Company established an Internet-based Employer Service Center, offering 401(k) sponsors such features as electronic submission of contributions, 24-hour access to information, interactive reports, and toll-free technical support.
o GWL&A's subsidiary, BenefitsCorp, became the first company of its kind to offer retirement plan sponsors and participants wireless access to retirement savings account information via personal digital assistants such as Palm Pilots and iPAQs. The Company also held a series of interactive, web-based seminars for plan sponsors on the impact of the recently enacted Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) on pension plans.
o GWL&A's new subsidiary, Advised Assets Group, Inc. (AAG), established its first web-based investment advice program for participants, in partnership with Financial Engines Advisors, L.L.C. AAG is currently in contract negotiations with six plan sponsor clients, and anticipates several more clients to add this service to their plans by year end.
o BenefitsCorp added the State of Tennessee to its defined contribution client base. The Company continues to be the largest provider of such services to state governments.

Results
"Our core businesses posted solid year-over-year growth, with excellent results generated from our core employee benefits business, our General American and Allmerica business acquisitions, our P/NP business and our individual life business," notes William T. McCallum, President & Chief Executive Officer, GWL&A.
     "However, it has become obvious that the right course of action on the Alta business is to fully integrate Alta into GWL&A. Over the next year, as we reprice existing Alta business, we anticipate that it will deliver expected margins."

The 13% increase in premium income and deposits for the first six months of 2001 was comprised of growth in Employee Benefits of US $483 million and a decrease in Financial Services premium income and deposits of US $60 million. The increase in the Employee Benefits segment is due to the increase in ASO equivalents reflecting higher claims volume, while the decrease in the Financial Services segment is primarily due to increased single premium in the public non-profit business offset by lower Bank-Owned Life Insurance (BOLI) premium.

Fee income is derived from the management of segregated funds assets and the administration of Group health ASO business. The increase in year-to-date fee income in 2001 is a combination of business growth and price increases of ASO business.

Total assets under administration increased 1% to $41.4 billion at June 30, 2001 compared with December 31, 2000, mostly due to the change in foreign exchange rates.

Quarterly Dividends

At its meeting today, the Board of Directors approved a quarterly dividend of $0.205, an increase of $0.02 per share, on the common shares of the Company payable September 28, 2001 to shareholders of record at the close of business September 14, 2001.

In addition, the Directors approved quarterly dividends on the preferred shares of the Company: o Series B First Preferred Shares $0.465625 per share; o Series C First Preferred Shares $0.484375 per share; and o Series D First Preferred Shares $0.293750 per share payable September 30, 2001 to shareholders of record at the close of business September 14, 2001
o Class A, Series 1 Preferred Shares $0.3125 per share payable October 31, 2001 to shareholders of record at the close of business October 17, 2001.

Financial highlights and the June 30, 2001 interim unaudited consolidated financial statements are attached.


Great-West Lifeco

Great-West Lifeco Inc. is a financial services holding company with interests in the life insurance, health insurance, retirement savings, reinsurance and specialty general insurance businesses, primarily in Canada and the United States. Lifeco's subsidiaries - The Great-West Life Assurance Company in Canada and Great-West Life & Annuity Insurance Company in the United States - serve the financial security needs of more than 14 million people. Lifeco and its companies have more than $93 billion in assets under administration. Great-West Lifeco is a member of the Power Financial Corporation group of companies.

Forward-looking statements
This release may contain forward-looking statements about future operations, financial results, objectives and strategies of the Company. Forward-looking statements are typically identified by the words "believe", "expect", "anticipate", "intend", "estimate" and other similar expressions.

These statements are necessarily based on estimates and assumptions that are subject to risks and uncertainties, many of which are beyond the Company's control. Actual results may differ materially due to a variety of factors, including legislative or regulatory developments, competition, technological change, global capital market activity, interest rates and general economic conditions in Canada, North America or internationally.

These and other such factors should be taken into consideration when reading the Company's forward-looking statements.


Great-West Lifeco's second quarter analyst teleconference will be held July 25, 8:30 a.m. (Eastern), and can be accessed through www.greatwestlifeco.com or by calling 1-800-408-3053 or 416-695-5800 in Toronto (passcode 843566).


                                     - end -



For more information contact:

Marlene Klassen
Director, Media & Public Relations
(204) 946-7705
marlene.klassen@gwl.ca














                         FINANCIAL HIGHLIGHTS (unaudited)
                       (in millions of dollars except per common share amounts)



                                                       2001                          2000
                                           ----------------------------- -----------------------------
                                           ----------------------------- -----------------------------
                                            Canada     U.S.     Total     Canada     U.S.      Total     % Change
       ------------------------------------------------------------------------------------------------------------
       ------------------------------------------------------------------------------------------------------------
       For the Six Months Ended June 30

       Premiums:
            Life insurance, guaranteed annuities
               and insured health products  $ 1,994   $ 1,598   $ 3,592   $ 1,946   $ 1,567   $ 3,513           2%
            Reinsurance and property and casua1,475         -     1,475     1,207         -     1,207          22%

       Self-funded premium equivalents
            (ASO contracts)     (1)             620     4,565     5,185       548     3,663     4,211          23%

       Segregated funds deposits:   (1)
            Individual products                 926       283     1,209       980       673     1,653         -27%
            Group products                      532     2,236     2,768     1,124     1,779     2,903          -5%
                                           ----------------------------- -----------------------------  -----------
                                           ----------------------------- -----------------------------  -----------

       Total premiums and deposits          $ 5,547   $ 8,682   $14,229   $ 5,805   $ 7,682   $13,487           6%
                                           ----------------------------- -----------------------------  -----------
                                           ----------------------------- -----------------------------  -----------

       Fee and other income                     188       741       929       170       623       793          17%

       Paid or credited to policyholders      3,823     2,003     5,826     3,524     1,846     5,370           8%

       Net income attributable to:
            Preferred shareholders               15         1        16        16         -        16           -%
            Common shareholders                 155        47       202       124       181       305         -34%

       Alta adjustments (2)                       -       164       164         -         -         -

       Adjusted net income common shareholders  155       211       366       124       181       305          20%


       ------------------------------------------------------------------------------------------------------------
       ------------------------------------------------------------------------------------------------------------
       Return on common shareholders' equity (12 months):

       Net income                                                 15.2%                         17.9%

       Adjusted net income (2)                                    19.3%                         17.9%

       ------------------------------------------------------------------------------------------------------------
       ------------------------------------------------------------------------------------------------------------

       Basic earnings per common share                          $ 0.543                       $ 0.814         -33%

       Diluted earnings per common share                          0.533                         0.796         -33%

       Alta adjustments (2)                                       0.440                             -

       Adjusted basic earnings per common share                   0.983                         0.814          21%


       ------------------------------------------------------------------------------------------------------------
       ------------------------------------------------------------------------------------------------------------
       Dividends paid per common share                             0.37                          0.31          19%

       Book value per common share                                 9.92                          9.18           8%


       ------------------------------------------------------------------------------------------------------------
       ------------------------------------------------------------------------------------------------------------
       At June 30


       Total assets                         $33,542  $ 22,911   $56,453   $32,324   $22,220   $54,544           3%
       Segregated funds assets   (1)         18,464    18,473    36,937    18,347    19,370    37,717          -2%
                                           ----------------------------- -----------------------------  -----------
                                           ----------------------------- -----------------------------  -----------
       Total assets under administration    $52,006  $ 41,384   $93,390   $50,671   $41,590   $92,261           1%
                                           ============================= =============================  ===========
                                           ============================= =============================  ===========


       Capital stock and surplus                                $ 4,216                       $ 3,961           6%


     (1) Segregated funds deposits and self-funded premium equivalents (ASO contracts) The financial statements of a life insurance company do not include the assets, liabilities, deposits and withdrawals of segregated funds or the claims payments related to administrative services only (ASO) Group health contracts. However, the Company does earn fee and other income related to these contracts.

       Both segregated fund and ASO contracts are an important aspect of the overall business of the Company and should be considered when comparing volumes, size and trends.

       (2) Six month results include a non-recurring charge of $202 million pre-tax ($132 million after-tax) plus operating losses of $32 million after-tax, both related to Alta Health & Life Insurance Company (Alta), an indirect wholly-owned subsidiary, reported as part of the Company's United States Employee Benefits segment. The total impact of Alta on net income for the six months ended June 30, 2001 was a reduction of $164 million after-tax or $0.440 per common share.





                 SUMMARY OF CONSOLIDATED OPERATIONS (unaudited)
            (in millions of dollars except earnings per common share)

                                                                            for the quarter             for the six months
                                                                             ended June 30                ended June 30
                                                                       ---------------------------  ---------------------------
                                                                       ---------------------------  ---------------------------
                                                                           2001          2000           2001          2000

                 Income
                    Premium income                                          $ 2,661       $ 2,407        $ 5,067       $ 4,720
                    Net investment income                                       940           922          1,844         1,806
                    Fee and other income                                        450           399            929           793
                                                                       -------------  ------------  -------------  ------------
                                                                       -------------  ------------  -------------  ------------
                                                                              4,051         3,728          7,840         7,319
                                                                       -------------  ------------  -------------  ------------
                                                                       -------------  ------------  -------------  ------------

                 Benefits and Expenses
                    Paid or credited to policyholders and
                         beneficiaries including policyholder
                         dividends and experience refunds                     3,006         2,741          5,826         5,370
                    Commissions                                                 167           175            337           340
                    Operating expenses                                          520           430          1,000           891
                    Premium taxes                                                19            32             49            61
                    Special charges (note 8)                                    202             -            202             -
                                                                       -------------  ------------  -------------  ------------
                                                                       -------------  ------------  -------------  ------------

                 Net operating income before income taxes                       137           350            426           657

                    Income taxes  - current                                     119           137            179           215
                                  - future                                      (67)            -            (31)           36
                                                                       -------------  ------------  -------------  ------------
                                                                       -------------  ------------  -------------  ------------

                 Net income before minority and other interests                  85           213            278           406
                                                                       -------------  ------------  -------------  ------------
                                                                       -------------  ------------  -------------  ------------

                 Minority and other interests (note 3)                           24            23             28            52
                                                                       -------------  ------------  -------------  ------------
                                                                       -------------  ------------  -------------  ------------

                 Net income before amortization of goodwill                      61           190            250           354
                                                                       -------------  ------------  -------------  ------------
                                                                       -------------  ------------  -------------  ------------

                 Amortization of goodwill                                        16            17             32            33
                                                                       -------------  ------------  -------------  ------------
                                                                       -------------  ------------  -------------  ------------

                 Net income                                                    $ 45         $ 173          $ 218         $ 321
                                                                       =============  ============  =============  ============
                                                                       =============  ============  =============  ============

                 Basic earnings per common share                            $ 0.097       $ 0.438        $ 0.543       $ 0.814
                                                                       =============  ============  =============  ============
                                                                       =============  ============  =============  ============

                 Diluted earnings per common share                          $ 0.095       $ 0.427        $ 0.533       $ 0.796
                                                                       =============  ============  =============  ============
                                                                       =============  ============  =============  ============

                 --------------------------------------------------------------------------------------------------------------
                 --------------------------------------------------------------------------------------------------------------

                 Summary of Net Income
                                                                                                0                            1
                    Preferred shareholder dividends                             $ 9           $ 9           $ 16          $ 16

                    Net income - common shareholders                             36           164            202           305
                                                                       -------------  ------------  -------------  ------------
                                                                       -------------  ------------  -------------  ------------

                    Net income                                                 $ 45         $ 173          $ 218         $ 321
                                                                       =============  ============  =============  ============
                                                                       =============  ============  =============  ============

                    Average number of shares outstanding - basic                                     372,009,113   374,093,845
                    Average number of shares outstanding - diluted                                   378,769,182   402,039,552

                 United States operating results during the first six months of 2001 have been included at the average market rate of $1.5340
                 Canadian compared with $1.4670 Canadian in 2000.








                         CONSOLIDATED BALANCE SHEET (unaudited)
               (in millions of dollars)


                                                               June 30,              December 31,      June 30,
                                                                 2001                 2000               2000
       Assets

       Bonds                                                      $ 30,731            $ 30,326            $ 29,786
       Mortgage loans                                                8,666               8,787               8,870
       Stocks                                                        1,426               1,133               1,218
       Real estate                                                   1,228               1,212               1,171
       Loans to policyholders                                        5,814               5,583               5,476
       Cash and certificates of deposit                                612                 740                 916
       Funds withheld by ceding insurers                             3,804               3,555               3,033
       Premiums in course of collection                                421                 606                 598
       Interest due and accrued                                        528                 558                 536
       Future income taxes                                             288                 275                 161
       Goodwill                                                      1,624               1,679               1,704
       Other assets                                                  1,311               1,300               1,075
                                                             --------------       -------------      --------------
                                                             --------------       -------------      --------------

       Total assets                                               $ 56,453            $ 55,754            $ 54,544
                                                             ==============       =============      ==============
                                                             ==============       =============      ==============

       Liabilities

       Policy liabilities
          Actuarial liabilities                                   $ 42,470            $ 41,567            $ 40,700
          Provision for claims                                         695                 747                 837
          Provision for policyholders' dividends                       336                 335                 327
          Provision for experience rating refunds                      597                 661                 403
          Policyholders' funds                                       1,762               1,789               1,887
                                                             --------------       -------------      --------------
                                                             --------------       -------------      --------------
                                                                    45,860              45,099              44,154

       Commercial paper and other loans                              1,002               1,032                 803
       Current income taxes                                            324                 433                 317
       Other liabilities                                             1,699               1,982               2,081
       Repurchase agreements                                           351                   -                   -
       Net deferred gains on portfolio investments sold              1,070               1,095               1,061
                                                             --------------       -------------      --------------
                                                             --------------       -------------      --------------
                                                                    50,306              49,641              48,416

       Minority and other interes(note 3)                            1,931               1,931               2,167

       Capital Stock and Surplus

          Capital stock                                              2,087               2,086               2,089
          Surplus                                                    1,876               1,868               1,682
          Provision for unrealized gain on translation
            of net investment in foreign operations                    253                 228                 190
                                                             --------------       -------------      --------------
                                                             --------------       -------------      --------------
                                                                     4,216               4,182               3,961
                                                             --------------       -------------      --------------
                                                             --------------       -------------      --------------

       Liabilities, capital stock and surplus                     $ 56,453            $ 55,754            $ 54,544
                                                             ==============       =============      ==============
                                                             ==============       =============      ==============

       United States assets and liabilities have been translated at the market rates of $1.5180 Canadian for June 30, 2001, $1.5000 Canadian for
        December 31, 2000 and $1.4790 Canadian for June 30, 2000.






          CONSOLIDATED STATEMENT OF SURPLUS (unaudited)
         (in millions of dollars )


                                                                                     for the six months
                                                                              ended June 30
                                                                           ----------------------------------------
                                                                           ----------------------------------------
                                                                                2001                   2000


Balance, beginning of year
    As previously reported                                                        $ 1,868                  $ 1,553
    Change in accounting policies (note 2)                                              -                      (44)
                                                                           ---------------      -------------------
                                                                           ---------------      -------------------
    As restated                                                                     1,868                    1,509

Net income                                                                            218                      321

Acquisition discount - preferred shares of subsidiary                                   1                        -

Common share cancellation excess                                                      (58)                     (16)

Dividends to shareholders
      Preferred shareholders                                                          (16)                     (16)

      Common shareholders                                                            (137)                    (116)
                                                                           ---------------      -------------------
                                                                           ---------------      -------------------

Balance, end of period                                                            $ 1,876                  $ 1,682
                                                                           ===============      ===================
                                                                           ===============      ===================







                   CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited)
       (in millions of dollars)



                                                         for the quarter                          for the six months
                                                          ended June 30                       ended June 30
                                                        --------------------------------    --------------------------------
                                                        --------------------------------    --------------------------------
                                                            2001               2000             2001               2000

Operations
   Net income                                                    $ 45             $ 173            $ 218              $ 321
   Adjustments for non-cash items:
      Change in policy liabilities                                (37)              184              536                283
      Change in funds withheld by ceding insurers                  84              (515)            (249)              (607)
      Change in current income taxes payable                       42                39             (108)                (5)
      Future income tax expense                                   (67)                -              (31)                36
      Amortization of goodwill                                     16                17               32                 33
      Other                                                       338               267              209               (126)
                                                        --------------     -------------    -------------      -------------
                                                        --------------     -------------    -------------      -------------
Cash flows from operations                                        421               165              607                (65)

Financing Activities
   Issue of common shares                                           2                 -                8                  1
   Purchased and cancelled common shares                          (34)              (12)             (66)               (19)
   Issue (repayment) of commercial paper and other loans           (6)              (66)             (35)               106
   Dividends paid                                                 (77)              (67)            (153)              (132)
                                                        --------------     -------------    -------------      -------------
                                                        --------------     -------------    -------------      -------------
                                                                 (115)             (145)            (246)               (44)

Investment Activities
   Bond sales and maturities                                    5,358             4,564           10,087              8,703
   Mortgage loan repayments                                       442               456              887                946
   Stock sales                                                    219                 6              351                 87
   Real estate sales                                                -                 6                -                 10
   Change in loans to policyholders                                21              (207)            (231)              (217)
   Change in repurchase agreements                                 (2)               (1)             351               (118)
   Investment in subsidiaries                                       -                 -              (15)                 -
   Investment in bonds                                         (5,982)           (4,177)         (10,575)            (7,754)
   Investment in mortgage loans                                  (294)             (420)            (750)              (828)
   Investment in stocks                                          (310)              (97)            (581)              (475)
   Investment in real estate                                      (10)              (58)             (13)               (75)
                                                        --------------     -------------    -------------      -------------
                                                        --------------     -------------    -------------      -------------
                                                                 (558)               72             (489)               279

Increase in cash and certificates of deposit                     (252)               92             (128)               170

Cash and certificates of deposit,
   beginning of period                                            864               824              740                746

Cash and certificates of deposit,
                                                        --------------     -------------    -------------      -------------
                                                        --------------     -------------    -------------      -------------
   end of period                                                $ 612             $ 916            $ 612              $ 916
                                                        ==============     =============    =============      =============
                                                        ==============     =============    =============      =============








               Notes to Interim Consolidated Financial Statements
             (Amounts in millions of dollars unless otherwise noted)





1.   Basis of Presentation

     The interim unaudited consolidated financial statements of Great-West Lifeco Inc. (Lifeco) at June 30, 2001 have been prepared in accordance with Canadian generally accepted accounting principles, using the same accounting policies and methods of computation followed at the most recent annual report dated December 31, 2000.



2.   Change in Accounting Policies

     The adoption of the Canadian Institute of Chartered Accountants (CICA) Handbook Section 3461 Employee Future Benefits effective January 1, 2000 resulted in the recognition of the cost of all post retirement benefits other than pensions over the periods of employee service. This change in accounting policy was applied retroactively without restatement of prior years' financial statements and, resulted in a charge to surplus of $44 million, an increase in other liabilities of $77 million, an increase in future income taxes receivable of $30 million and a reduction in minority interest of $3 million at January 1, 2000. The impact of this change in accounting policy on net income was not material.



     The adoption of the new standards in the CICA Handbook Section 3500 Earnings Per Share effective January 1, 2001 resulted in the presentation of diluted earnings per share in the Company's financial statements. The new section harmonizes Canadian standards with the United States standards in the calculation of diluted earnings per share. This change in accounting policy has been applied retroactively. The impact of this change in accounting policy to the financial statements was not material.







3.   Minority and Other Interests

     The equity investment of Lifeco in The Great-West Life Assurance Company (Great-West) and Great-West Life & Annuity Insurance Company (GWL&A) was 100% at June 30, 2001 and June 30, 2000. The minority and other interests of GWL&A and Great-West and its subsidiaries are:

     ----------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------

     a)   For the six months ended June 30                                                  2001                 2000
                                                                                       ----------------      --------------
                                                                                       ----------------      --------------
          Participating policyholders
                                  Net income attributable to participating policyholders
                                  before policy dividends
                                       Great-West                                                 $ 50                $ 48
                                       London Life                                                 245                 248
                                       Great-West Life & Annuity                                   104                  90


                                  Policyholder dividends
                                       Great-West                                                   42                  40
                                       London Life                                                 242                 227
                                       Great-West Life & Annuity                                   101                  85
                                                                                       ----------------      --------------
                                                                                       ----------------      --------------
                                  Net income                                                      $ 14                $ 34
                                                                                       ----------------      --------------
                                                                                       ----------------      --------------

          Preferred shareholder dividends                                                           11                  17

          Minority shareholders' interest                                                            3                   1
                                                                                       ----------------      --------------
                                                                                       ----------------      --------------
          Total                                                                                   $ 28                $ 52
                                                                                       ================      ==============
                                                                                       ================      ==============

     ----------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------

     b)   At the end of                                                 June 30,           December 31,        June 30,
                                                                          2001              2000                 2000
                                                                      --------------   ----------------      --------------
                                                                      --------------   ----------------      --------------

          Participating policyholders' share of
          undistributed surplus
                                  Great-West                                  $ 336              $ 328               $ 333
                                  London Life                                   900                897                 898
                                  Great-West Life & Annuity                     225                219                 217
                                                                      --------------   ----------------      --------------
                                                                      --------------   ----------------      --------------
                                                                              1,461              1,444               1,448

          Preferred shareholders                                                459                477                 700

          Minority interests in capital stock and surplus                        11                 10                  19
                                                                      --------------   ----------------      --------------
                                                                      --------------   ----------------      --------------
                                                                            $ 1,931            $ 1,931             $ 2,167
                                                                      ==============   ================      ==============
                                                                      ==============   ================      ==============


          Preferred Shareholders
          In January 2001, as a result of a joint offer dated December 14, 2000 by Lifeco and Great-West, the Company through a wholly-owned subsidiary, purchased 658,311 Series L 5.20% Non-Cumulative Preferred Shares of Great-West. The purchase price was $23.00 per share for an aggregate purchase price of $15.1 million. The discount of $2.00 per share, or $1.3 million, was recorded on consolidation as an increase in surplus.










4.   Stated Capital
     Authorized
          An unlimited number of voting First Preferred Shares, issuable in series; an unlimited number of Class A Preferred Shares, issuable in series; an unlimited number of Second Preferred Shares, issuable in series; and an unlimited number of voting Common Shares.

     Issued and Outstanding

                                             June 30, 2001                          June 30, 2000
                                           ---------------------------------   ----------------------------------------
                                           ---------------------------------   ----------------------------------------
                                                              Stated Value                               Stated Value
                                              Number          (thousands)          Number                (thousands)
                                           --------------    ---------------   ---------------          ---------------
                                           --------------    ---------------   ---------------          ---------------
     First Preferred Shares:

          Series B, 7.45% Non-Cumulative
              First Preferred Shares           4,000,000          $ 100,000         4,000,000                $ 100,000
          Series C, 7.75% Non-Cumulative
              First Preferred Shares           4,000,000            100,000         4,000,000                  100,000
          Series D, 4.70% Non-Cumulative
              First Preferred Shares           8,000,000            200,000         8,000,000                  200,000
          Series 1, 5.00% Non-Cumulative
              Class A Preferred Shares         5,192,242            129,806         5,192,242                  129,806
                                           --------------    ---------------   ---------------          ---------------
                                           --------------    ---------------   ---------------          ---------------

          Balance, end of period              21,192,242          $ 529,806        21,192,242                $ 529,806
                                           --------------    ---------------   ---------------          ---------------
                                           --------------    ---------------   ---------------          ---------------

     Common Shares:

          Balance, beginning of year         372,404,725        $ 1,556,559       374,380,245              $ 1,560,892
          Purchased and cancelled under
              Normal Course Issuer Bid        (1,861,000)            (7,792)         (843,200)                  (3,516)
          Issued under Stock Option Plan         923,855              8,630           149,800                    1,491
                                           --------------    ---------------   ---------------          ---------------
                                           --------------    ---------------   ---------------          ---------------

          Balance, end of period             371,467,580        $ 1,557,397       373,686,845              $ 1,558,867
                                           --------------    ---------------   ---------------          ---------------
                                           --------------    ---------------   ---------------          ---------------

     Total Capital Stock                                        $ 2,087,203                                $ 2,088,673
                                                             ===============                            ===============
                                                             ===============                            ===============

     Stock Option Plan
     At June 30, 2001, options to purchase up to an aggregate of 13,114,466 (12,023,351 at June 30, 2000) common shares at various prices from $8.48 to $35.06 were outstanding. The options generally are exercisable up to ten years after the date of the grant.











5.    Related Party Transactions (changes since December 31, 2000 annual report)

      On April 19, 2001, Great-West successfully completed its previously announced investment of $230 million to acquire 9,200,000 Investors Group treasury common shares.




6.    Contingent Liabilities (changes since December 31, 2000 annual report)

      On June 29, 2001, London Life announced an agreement to settle proposed class actions related to the availability of policyholder dividends to pay future premiums. The settlement agreement covers four such actions, and requires approval by the courts in British Columbia, Ontario, and Quebec. Estimated future settlement benefits of $180 million and expenses related to the administration of the settlement of $20 million have been fully provided for in existing reserves in London Life's participating account. Actual results could differ from those estimates.



                                                                      continued











7.    Segmented Information
Consolidated Operations
Six months ended June 30, 2001

                                                                 Canadian Operations
                                       -----------------------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------------------
                                                                                                             Participating
                                            Shareholders                                                     Policyholders
                                       --------------------------------------------------------------   ------------------------
                                       --------------------------------------------------------------   -----------
                                                    Individual                                          Individual
                                                         Insurance &                                          Insurance &
                                         Group       Investment       Reinsurance                       Investment    Total
                                        Insurance     Products   & Specialty  Corporate     Total        Products     Canada
                                       --------------------------------------------------------------   ------------------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
      Income:
          Premium income                   $ 990        $ 329      $ 1,475          $ 8      $ 2,802       $ 667        $ 3,469
          Net investment income              107          261          222           59          649         446          1,095
          Fee and other income                30          149            1            8          188           -            188
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
      Total income                         1,127          739        1,698           75        3,639       1,113          4,752
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Benefits and Expenses:
          Paid or credited to                853          415        1,614           14        2,896         927          3,823
             policyholders
          Other                              192          187           38           10          427         151            578
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
      Net operating income
          before income taxes                 82          137           46           51          316          35            351
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Income taxes                            33           51            4           14          102          24            126
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income before minority
         and other interests                  49           86           42           37          214          11            225
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Minority and other interests             -            -            3           11           14          11             25
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income before goodwill              49           86           39           26          200           -            200
         amortization
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Amortization of goodwill                11           14            4            1           30           -             30
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income                            $ 38         $ 72         $ 35         $ 25        $ 170         $ -          $ 170
                                       ==========   ==========   ==========   ==========  ===========   =========  =============
                                       ==========   ==========   ==========   ==========  ===========   =========  =============

      --------------------------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder              $ -          $ -          $ -         $ 15         $ 15         $ -           $ 15
             dividends
          Net income - common                 38           72           35           10          155           -            155
             shareholders
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
          Net income                        $ 38         $ 72         $ 35         $ 25        $ 170         $ -          $ 170
                                       ==========   ==========   ==========   ==========  ===========   =========  =============
                                       ==========   ==========   ==========   ==========  ===========   =========  =============








      Six months ended June 30, 2001                             United States Operations
                                       --------------------------------------------------------------------------
                                       --------------------------------------------------------------------------
                                                                                              Participating
                                            Shareholders                                      Policyholders
                                       -------------------------------------------------  -----------------------
                                       -------------------------------------------------  -----------
                                       Employee  *  Financial                             Financial      Total        Total
                                       Benefits     Services      Corporate     Total      Services       U.S.       Company
                                       ----------   ----------   -----------------------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
      Income:
          Premium income                   $ 866        $ 513          $ -      $ 1,379        $ 219      $1,598        $ 5,067
          Net investment income               66          419           (1)         484          265         749          1,844
          Fee and other income               637          104            -          741            -         741            929
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Total income                         1,569        1,036           (1)       2,604          484       3,088          7,840
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Benefits and Expenses:
          Paid or credited to                771          769           (1)       1,539          464       2,003          5,826
             policyholders
          Other                              679          115            3          797           11         808          1,386
          Special Charges                    202            -            -          202            -         202            202
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
      Net operating income
          before income taxes                (83)         152           (3)          66            9          75            426
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Income taxes                           (33)          46            3           16            6          22            148
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income before minority
         and other interests                 (50)         106           (6)          50            3          53            278
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Minority and other interests             -            -            -            -            3           3             28
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income before goodwill             (50)         106           (6)          50            -          50            250
         amortization                  ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Amortization of goodwill                 2            -            -            2            -           2             32
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income                           $ (52)       $ 106         $ (6)        $ 48          $ -        $ 48          $ 218
                                       ==========   ==========   ==========   ==========  ===========   =========  =============
                                       ==========   ==========   ==========   ==========  ===========   =========  =============

      --------------------------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder              $ -          $ -          $ 1          $ 1          $ -         $ 1           $ 16
             dividends
          Net income - common                (52)         106           (7)          47            -          47            202
             shareholders
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
          Net income                       $ (52)       $ 106         $ (6)        $ 48          $ -        $ 48          $ 218
                                       ==========   ==========   ==========   ==========  ===========   =========  =============
                                       ==========   ==========   ==========   ==========  ===========   =========  =============

      *   See Note 8







      Six months ended June 30, 2000
                                                                 Canadian Operations
                                       -----------------------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------------------
                                                                                                             Participating
                                            Shareholders                                                     Policyholders
                                       --------------------------------------------------------------   ------------------------
                                       --------------------------------------------------------------   -----------
                                                    Individual                                          Individual
                                                   Insurance &                                          Insurance &
                                         Group       Investment       Reinsurance                       Investment    Total
                                        Insurance     Products   & Specialty  Corporate     Total        Products     Canada
                                       --------------------------------------------------------------   ------------------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
      Income:
          Premium income                   $ 925        $ 367      $ 1,207          $ -      $ 2,499       $ 654        $ 3,153
          Net investment income              104          270          195           49          618         475          1,093
          Fee and other income                26          138            1            5          170           -            170
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
      Total income                         1,055          775        1,403           54        3,287       1,129          4,416
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Benefits and Expenses:
          Paid or credited to                807          449        1,348            1        2,605         919          3,524
             policyholders
          Other                              173          200           25            3          401         132            533
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
      Net operating income
          before income taxes                 75          126           30           50          281          78            359
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Income taxes                            31           48           (1)          17           95          49            144
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income before minority
         and other interests                  44           78           31           33          186          29            215
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Minority and other interests             -            -            1           14           15          29             44
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income before goodwill              44           78           30           19          171           -            171
         amortization                  ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Amortization of goodwill                12           14            3            2           31           -             31
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income                            $ 32         $ 64         $ 27         $ 17        $ 140         $ -          $ 140
                                       ==========   ==========   ==========   ==========  ===========   =========  =============
                                       ==========   ==========   ==========   ==========  ===========   =========  =============

      --------------------------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder              $ -          $ -          $ -         $ 16         $ 16         $ -           $ 16
             dividends
          Net income - common                 32           64           27            1          124           -            124
             shareholders
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
          Net income                        $ 32         $ 64         $ 27         $ 17        $ 140         $ -          $ 140
                                       ==========   ==========   ==========   ==========  ===========   =========  =============
                                       ==========   ==========   ==========   ==========  ===========   =========  =============









      Six months ended June 30, 2000
                                                                 United States Operations
                                       --------------------------------------------------------------------------
                                       --------------------------------------------------------------------------
                                                                                              Participating
                                            Shareholders                                      Policyholders
                                       -------------------------------------------------  -----------------------
                                       -------------------------------------------------  -----------
                                         Employee   Financial                             Financial      Total        Total
                                       Benefits     Services      Corporate     Total      Services       U.S.       Company
                                       ----------   ----------   -----------------------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
      Income:
          Premium income                   $ 905        $ 458          $ -      $ 1,363        $ 204      $1,567        $ 4,720
          Net investment income               65          392           24          481          232         713          1,806
          Fee and other income               535           88            -          623            -         623            793
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Total income                         1,505          938           24        2,467          436       2,903          7,319
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Benefits and Expenses:
          Paid or credited to                735          696            -        1,431          415       1,846          5,370
             policyholders
          Other                              632          112            4          748           11         759          1,292
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
      Net operating income
          before income taxes                138          130           20          288           10         298            657
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Income taxes                            47           44           11          102            5         107            251
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income before minority
         and other interests                  91           86            9          186            5         191            406
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Minority and other interests             -            -            3            3            5           8             52
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income before goodwill              91           86            6          183            -         183            354
         amortization
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Amortization of goodwill                 2            -            -            2            -           2             33
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------

      Net income                            $ 89         $ 86          $ 6        $ 181          $ -       $ 181          $ 321
                                       ==========   ==========   ==========   ==========  ===========   =========  =============
                                       ==========   ==========   ==========   ==========  ===========   =========  =============

      --------------------------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder              $ -          $ -          $ -          $ -          $ -         $ -           $ 16
             dividends
          Net income - common                 89           86            6          181            -         181            305
             shareholders
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
                                       ----------   ----------   ----------   ----------  -----------   ---------  -------------
          Net income                        $ 89         $ 86          $ 6        $ 181          $ -       $ 181          $ 321
                                       ==========   ==========   ==========   ==========  ===========   =========  =============
                                       ==========   ==========   ==========   ==========  ===========   =========  =============



8.    Special Charges

      Six month results include a non-recurring charge of $202 million pre-tax ($132 million after-tax) plus operating losses of $32 million after-tax, both related to Alta Health & Life Insurance Company (Alta), an indirect wholly-owned subsidiary, reported as part of the Company's United States Employee Benefits segment. The total impact of Alta on net income for the six months ended June 30, 2001 was a reduction of $164 million after-tax or $0.440 per common share.